EXHIBIT 10.3
AMENDMENT NO. 2
ORANGE COUNTY – POUGHKEEPSIE LIMITED PARTNERSHIP
PARTNERSHIP AGREEMENT

This is AMENDMENT No. 2 (“Amendment”) to the Partnership Agreement (the “Agreement”) dated as of April 21, 1987 by, and among the parties who have signed this Amendment (the “Partners”), creating the Orange County-Poughkeepsie Limited Partnership (the “Partnership”).

1.
This Amendment is an integral part of the Agreement.  The terms used herein which are defined or specified in the Agreement shall have meanings set forth in the Agreement.  If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

2.
Article VII, Section 7.3, of the Agreement, entitled “Rights of Limited Partners,” is hereby amended as follows: (e)  Meet with representatives of the General Partner on a semi-annual basis at a time and place designated by the General Partner to consult with or advise the General Partner as to the operation of the Partnership (such meeting may be waived upon a unanimous vote of the Limited Partners); and

3.	This Amendment is effective as of October 11, 2001.

4.	All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, and intending to be bound hereby, the parties’ authorized representatives affix their signature to this Amendment.

NYNEX Mobile Limited Partnership 2
by Verizon Wireless
the Managing Partner
Signature:
Title:
Date:

Warwick Valley Telephone Company
Signature:
Title:
Date:

Taconic Telephone Corporation
Signature:
Title:
Date: